Exhibit 10.23

EXECUTION DRAFT

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 17, 2017, is by and among YETI HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of May 19, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1                               New Definitions.  The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of July 17, 2017, by and among the Borrower, the Administrative Agent, and the financial institutions party thereto.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“Rambler On” means Rambler On LLC, a Delaware limited liability company.

“Rambler On Acquisition” means the Borrower’s acquisition of Rambler On on the Rambler On Acquisition Date.

“Rambler On Acquisition Date” means May 16, 2017.

1.2                               Amendment to Definitions.

(a)                                 the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by

(i)                                     adding the following sentence at the end of the definition:

“Consolidated EBITDA shall be $71,819,944, $43,411,343, and $4,650,014 for the Fiscal Quarters ended September 30, 2016, December 31, 2016 and March 31, 2017, respectively.”                  and

(ii)                                  amending and restating the second proviso in clause (b)(vii) in its entirety as follows:

“provided, further, that the foregoing shall not include any excess costs incurred (i) related to the shipment of finished goods using air freight as compared to comparable sea freight alternatives from third party foreign manufacturing partners or (ii) related to adding additional features to existing drinkware products in inventory (other than such excess costs related to adding additional features to existing drinkware products currently in inventory not to exceed $3,000,000 in the Fiscal Quarter ended September 30, 2017),”

(b)                                 The definition of “Total Net Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “$75,000,000” in clause (a) thereof and replacing it with “$50,000,000.”

1.3                               Amendment to Section 1.05.  Section 1.05 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, calculations for purposes of determining compliance with the covenants contained in Article VI (including Sections 6.11 and 6.12), Section 7.02 or otherwise for the purpose of determining the Total Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Interest Coverage Ratio and Consolidated EBITDA, shall be made without giving effect to the Rambler On Acquisition on a Pro Forma Basis, but for the avoidance of doubt, shall include the results of Rambler On since the Rambler On Acquisition Date.”

1.4                            Amendment to Section 2.20. Section 2.20(a) of the Credit Agreement is hereby amended by deleting the reference to “$125,000,000” in clause (iii)(x) thereof and replacing it with “$100,000,000.”

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1.5                               Amendment to Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.11 Total Net Leverage Ratio.  The Borrower will not permit the Total Net Leverage Ratio as of the end of any Fiscal Quarter set forth below to exceed the level set forth opposite such Fiscal Quarter in the table below:

Fiscal Quarter Ending	Maximum Ratio
Prior to and including March 31, 2017	3.50 to 1.00
June 30, 2017	N/A
September 30, 2017	6.50 to 1.00
December 31, 2017	6.50 to 1.00
March 31, 2018	5.50 to 1.00
June 30, 2018	4.50 to 1.00
September 30, 2018	4.25 to 1.00
December 31, 2018	4.00 to 1.00
March 31, 2019 and thereafter	3.50 to 1.00

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1                               Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “First Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)                                 Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and the Administrative Agent.

(b)                                 Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)                                  Fees and Expenses.  The Administrative Agent shall have received from the Borrower, for its account and the account of each Lender party hereto, such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby including, without limitation, payment of the fees and expenses described in Section 3.6 hereof.

(d)                                 Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

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ARTICLE III
MISCELLANEOUS

3.1                               Amended Terms.  On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2                               Representations and Warranties of Loan Parties.  The Borrower represents and warrants as follows:

(a)                                 It has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(b)                                 This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)                                  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)                                 After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)                                  The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims as of the date hereof.

3.3                               Reaffirmation of Obligations.  Each Loan Party hereby ratifies each Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of each Loan Document applicable to it to which it is a party and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4                               Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5                               Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

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3.6                               Fees and Expenses.  In connection with this Amendment, (a) each Lender party hereto that returns a copy of this Amendment duly executed by such Lender prior to 5:00 p.m. EST on July 14, 2017, will receive an amendment fee of 20 basis points on such Lender’s aggregate unused Commitments, outstanding Term Loans and Revolving Exposure on the First Amendment Effective Date and (b) the Administrative Agent will receive the payment of reasonable fees and expenses of counsel to Administrative Agent incurred in connection with this Amendment.

3.7                               Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8                               Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.9                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.10                        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11                        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	YETI HOLDINGS, INC.

	By:	/s/ Richard J. Shields
	Name:	Richard J. Shields
	Title:	Chief Financial Officer, Principal Accounting Officer, Treasurer and Vice President of Finance

[Signature Page to Yeti First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

	By:	/s/ Kunal Shah
	Name:	Kunal Shal
	Title:	Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as Lender

	By:	/s/ Garrett O’Malley
	Name:	Garrett O’Malley
	Title:	Managing Director

[Signature Page to Yeti First Amendment to Credit Agreement]

KeyBank National Association,
in its capacity as Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Wells Fargo Bank, N.A.,
in its capacity as Lender

By:	/s/ Luke Harbinson
Name:	Luke Harbinson
Title:	Director

[Signature Page to Yeti First Amendment to Credit Agreement]

Cadence Bank, N.A.,
in its capacity as Lender

By:	/s/ Emily Northcutt
Name:	Emily Northcutt
Title:	Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Woodforest National Bank,
in its capacity as Lender

By:	/s/ Jacob McGee
Name:	Jacob McGee
Title:	Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Bear State Bank,
in its capacity as Lender

By:	/s/ Kevin Couch
Name:	Kevin Couch
Title:	Executive Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Trustmark National Bank,
in its capacity as Lender

By:	/s/ Louise Barden
Name:	Louise Barden
Title:	Senior Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Amalgamated Bank,
in its capacity as Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	Senior Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

Camden National Bank,
in its capacity as Lender

By:	/s/ Ryan A. Smith
Name:	Ryan A. Smith
Title:	Senior Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

STIFEL BANK & TRUST,
in its capacity as Lender

By:	/s/ Nathan L. Yocum
Name:	Nathan L. Yocum
Title:	Vice President

[Signature Page to Yeti First Amendment to Credit Agreement]

ANTARES ASSETCO LP,
By: Antares Assetco GP LLC, its general partner in its capacity as Lender

By:	/s/ Dave Colla
Name:	Dave Colla
Title:	Duly Authorized Signatory

[Signature Page to Yeti First Amendment to Credit Agreement]

NEWSTAR CP FUNDING LLC
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN FUNDING 2017-1 LLC
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NewStar Arlington Senior Loan Program LLC
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NewStar Clarendon Fund CLO LLC
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

NEWSTAR COMERCIAL LOAN FUNDING 2015-1 LLC
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

[Signature Page to Yeti First Amendment to Credit Agreement]

NEWSTAR COMMERCIAL LOAN FUNDING 2016-1 LLC,
By: NewStar Financial, Inc., its Designated Manager,
in its capacity as Lender

By:	/s/ Jeffrey R. Greene
Name:	Jeffrey R. Greene
Title:	Managing Director

[Signature Page to Yeti First Amendment to Credit Agreement]

JFIN FUND III LLC,
By: JFIN Asset Management LLC as Collateral Manager

By:	/s/ Paul McDonnell
Name:	Paul McDonnell
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By: JFIN ASSET MANAGEMENT LLC, as investment manager

By:	/s/ John Liguori
Name:	John Liguori
Title:	Managing Director

[Signature Page to Yeti First Amendment to Credit Agreement]